EXHIBIT 99.1

COURT APPROVAL GRANTED FOR SETTLEMENT AGREEMENT REACHED

IN INFOSPACE DERIVATIVE CASE, SECTION 16(b) CASE, AND

CERTAIN RELATED CASES BROUGHT BY THE JAINS

BELLEVUE, Wash.— February 22, 2005 — Infospace, Inc. (Nasdaq:INSP) today announced that a combined Settlement Agreement, described in its release dated December 23, 2004, and reprinted below, has been granted approval by the King County Superior Court (Washington) and the United States District Court for the Western District of Washington. If there are no appeals from these approvals, the Settlement Agreement provides that the Company will receive payment of the settlement proceeds pursuant to the terms of the Settlement Agreement. If either court’s approval is appealed, however, then funding will not occur pending any appeal. There can be no assurance that the Company will receive any proceeds from the settlement until after the appeal deadline has expired without an appeal, or until all appeals, if any, are favorably concluded. There can be no assurance that the final settlement will be obtained.

About Infospace, Inc.

Infospace, Inc. (NASDAQ: INSP) is a diversified technology and services company that develops Internet and wireless solutions for a wide range of customers. Infospace Search & Directory provides Web search and online directory products that help users find the information they need while creating opportunities for merchants. Infospace Mobile provides content and applications that enable mobile operators and content providers to efficiently develop and deliver mobile data services across multiple devices. More information can be found at http://www.Infospaceinc.com/.

Forward-looking Statements

This release contains forward-looking statements regarding the litigation matters described in the body of the release and the proposed settlement agreement that are subject to certain risks and uncertainties and actual results may differ materially from those in the forward-looking statements. Factors that could affect actual results include conditions to completion of the settlement, many of which are outside of Infospace’s control, and the inherent uncertainty of proposed settlements, litigation and appeals. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. A more detailed description of certain factors that could affect Infospace’s actual results include, but are not limited to, those discussed in Infospace’s most recent Quarterly Report on Form 10-Q, in the section entitled “Factors Affecting Our Operating Results, Business Prospects and Market Price of Stock.” Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Infospace undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

CONTACT:	Infospace, Inc.
Amina Suchoski, Communications Manager
425-201-8681, Office
206-229-0496, Mobile
amina.suchoski@Infospace.com

REPRINT of Infospace, Inc. December 23, 2004 Press Release

SETTLEMENT AGREEMENT REACHED IN INFOSPACE DERIVATIVE CASE, SECTION

16(b) CASE, AND CERTAIN RELATED CASES BROUGHT BY THE JAINS

BELLEVUE, Wash.— December 23, 2004, — Infospace, Inc. (Nasdaq:INSP) today announced that a combined Settlement Agreement has been reached in the Dreiling v. Jain, et al. derivative lawsuit pending in King County Superior Court (Washington), the Dreiling v. Jain, et. al. Section 16(b) case pending on appeal before the United States Court of Appeals for the Ninth Circuit, and certain other lawsuits involving the Company. The Settlement Agreement, if approved, contemplates (among other consideration) a cash payment to the Company, net of plaintiff’s counsel’s fee and certain costs, of approximately $83 million, including insurance proceeds. The Settlement Agreement, if approved, also contemplates dismissal of the derivative and Section 16(b) lawsuits with prejudice, except that dismissal of derivative claims against one non-officer or director defendant will be without prejudice.

The derivative lawsuit was brought against a number of current and former directors and officers of the Company and other defendants by a private party shareholder on behalf of Infospace. The Section 16(b) lawsuit was brought against a former officer and director of the Company and other defendants by the same private party shareholder on behalf of Infospace. As such, the derivative and Section 16(b) lawsuits did not seek monetary damages from, or the imposition of remedies on, the Company. Subject to final approval by the King County Superior Court and the United States District Court for the Western District of Washington for the derivative lawsuit and the Section 16(b) lawsuit, respectively, settlement proceeds, net of plaintiff’s counsel’s fee and certain costs, will be paid to the Company pursuant to the terms of the Settlement Agreement.

The Settlement Agreement also resolves certain claims in the consolidated lawsuit captioned Jain v. Clarendon America Insurance Company, et al. pending in King County Superior Court. All claims brought by the Jains against the Company and its directors’ and officers’ liability insurance carriers in the consolidated Jain v. Clarendon lawsuit, and all claims brought by the Jains against the Company in the Jain v. Infospace, Inc. lawsuit (which is part of the consolidated Jain v. Clarendon lawsuit) are resolved under the Settlement Agreement. Alleged indemnity obligations of the Company with respect to other parties in the consolidated Jain v. Clarendon lawsuit are also addressed by the Settlement Agreement. Finally, the Settlement Agreement also resolves the Infospace, Inc. v. Jain, Intelius, Inc., et al. lawsuit, currently pending before the Washington State Court of Appeals.

The Settlement Agreement expressly states that each defendant in each of the resolved lawsuits, including the Company, denies liability. The Settlement Agreement was entered into for the sole purpose of resolving contested claims and disputes as well as avoiding the substantial costs, expenses and uncertainties associated with protracted and complex litigation. Infospace and the Special Litigation Committee of the Company’s board of directors have determined that the proposed settlement is in the best interests of the Company and its stockholders. The Settlement Agreement and related paperwork will be on file with the King County Superior Court and the United States District Court for the Western District of Washington.

As stated, the Settlement Agreement is subject to and conditioned upon final approval by the King County Superior Court and the United States District Court for the Western District of Washington after public notice of the proposed settlement, and expiration of the time for appeal from any orders of the courts approving the settlement. There can be no assurance that the final settlement will be obtained.

About Infospace, Inc.

Infospace, Inc. (NASDAQ: INSP) is a diversified technology and services company that develops Internet and wireless solutions for a wide range of customers. Infospace Search & Directory provides Web search and online directory products that help users find the information they need while creating opportunities for merchants. Infospace Mobile provides content and applications that enable mobile operators and content providers to efficiently develop and deliver mobile data services across multiple devices. More information can be found at http://www.Infospaceinc.com/.

Forward-looking Statements

This release contains forward-looking statements regarding the litigation matters described in the body of the release and the proposed settlement agreement that are subject to certain risks and uncertainties and actual results may differ materially from those in the forward-looking statements. Factors that could affect actual results include conditions to completion of the settlement, many of which are outside of Infospace’s control, and the inherent uncertainty of proposed settlements, litigation and appeals. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. A more detailed description of certain factors that could affect Infospace’s actual results include, but are not limited to, those discussed in Infospace’s most recent Quarterly Report on Form 10-Q, in the section entitled “Factors Affecting Our Operating Results, Business Prospects and Market Price of Stock.” Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Infospace undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

CONTACT:	Infospace, Inc.
Amina Suchoski, Communications Manager
425-201-8681, Office
206-229-0496, Mobile
amina.suchoski@Infospace.com